UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 16, 2008

POWERSHARES DB G10 CURRENCY HARVEST FUND

(Registrant)

DB G10 CURRENCY HARVEST MASTER FUND

(Rule 140 Co-Registrant)

(Exact Name of each Registrant as Specified in its Charter)

PowerShares DB G10 Currency Harvest Fund – Delaware DB G10 Currency Harvest Master Fund – Delaware	16-6562496 16-1756876
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer ID Number(s))

c/o DB Commodity Services LLC 60 Wall Street New York, New York (Address of Principal Executive Offices)
10005 (Zip Code)

001-33020

001-33021

(Commission File Number(s))

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This current report on Form 8-K relates to the Audited and Unaudited Financial Statements of DB Commodity Services LLC (“DBCS”) for the year ended December 31, 2007 and the nine months ended September 30, 2008. DBCS is the Managing Owner of PowerShares DB G10 Currency Harvest Fund and DB G10 Currency Harvest Master Fund. The DBCS Audited Financial Statements for the year ended December 31, 2007 and the DBCS Unaudited Financial Statements for the nine months ended September 30, 2008 are attached hereto as Exhibits 99.1 and 99.2, respectively, and are being filed herewith.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

The following exhibits are filed herewith and this list is intended to constitute the exhibit index:

Number	Exhibit Title
Exhibit 99.1	Audited Financial Statements of DB Commodity Services LLC for the year ended December 31, 2007

Exhibit 99.2	Unaudited Financial Statements of DB Commodity Services LLC for the nine months ended September 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB G10 Currency Harvest Fund

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
Name:	Kevin Rich
Title:	Managing Director and Chief Executive Officer

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

DB G10 Currency Harvest Master Fund

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
Name:	Kevin Rich
Title:	Managing Director and Chief Executive Officer

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Principal Financial Officer

Date: December 16, 2008